EXHIBIT 32.1
CERTIFICATION OF PRESIDENT PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of PaperFree Medical Solutions, Inc., (the “Company”) on Form 10-QSB for the quarter ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Michael J. Gelmon, Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Registrant.

Date: July 21, 2008	By:	/s/ Michael J. Gelmon
Michael J. Gelmon,
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.